Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events [Text Block]

21 Subsequent events

i) On December 21, 2021, the Company entered into a shares for debt agreement to settle $1,290,000 of the loan receivable through a shares for debt settlement pursuant to which Captiva will issue the Company a total of 25,800,000 common shares at a deemed price of $0.05 per common share which closed on February 17, 2022. Subsequent to year end, on April 20, 2022, the Company entered into a promissory note with Captiva for the remainder of the receivable accruing interest at the rate of 8% per annum for a term of 24 months. Subsequent to year end, the Company advanced a further $216,523 to Captiva which is included in the promissory note.

ii) Subsequent to year end, on March 28, 2022, the Company closed a non-brokered private placement and issued 2,059,000 units at a price of $1.25 per unit for gross proceeds of $2,573,750. Each unit is comprised of one common share and one share purchase warrant. Each whole warrant entitles the holder to acquire one additional share in the capital of the Company at a price of $1.35 until March 28, 2025.

iii) Subsequent to year end, the Company issued 520,500 common shares related to option exercises for proceeds of $656,000.

iv) Subsequent to year end on January 25, 2021, the Company issued 500,000 incentive stock options to consultants of the Company exercisable at $1.25 per share for a period of 3 years.